                                                                    Exhibit 3.11

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 01/08/1999
                                                          991009094 - 2983298

                       CORRECTED CERTIFICATE OF FORMATION
                                       OF
                           ACC OF KENTUCKY LICENSE LLC

         The undersigned hereby certifies:

         1. The name of the limited liability company is ACC of Kentucky License LLC.

         2. The limited liability company was formed in the State of Delaware on December 31, 1998.

         3. The Certificate of Formation which was filed in the Office of the Delaware Secretary of State on December 22, 1998 requires correction as permitted by Section 18-211 of the Delaware Limited Liability Company Act, in that the name of the limited liability company was incorrectly stated.

         4. The document in corrected form is attached hereto as Exhibit A.


         IN WITNESS HEREOF, the undersigned has executed this Corrected Certificate of Formation as of this 31st day of December, 1998.



                                       /s/ Kevin Saer
                                       -------------------------------------
                                       Kevin Saer
                                       Authorized Person

                                                                      Exhibit A

                              CERTIFICATE OF FORMATION
                                       OF
                              ACC KENTUCKY LICENSE LLC


    This Certificate of Formation of ACC Kentucky License LLC (the "Company"), dated as of December 22, 1998, is being duly executed and filed by Kevin Saer, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 DEL.C. Section 18 101, ET SEQ.)

    FIRST. The name of the limited liability company formed hereby is: ACC Kentucky License LLC.

    SECOND. The address of the registered office of the company in the State of Delaware is c/o National Registered Agents, Inc., 9 East Loockerman Street, Dover, Kent County, Delaware 19901.

    THIRD. The name and address of the registered agent for service or process on the company is the State of Delaware is c/o National Registered Agents, Inc., 9 East Loockerman Street, Dover, Kent County, Delaware 19901.

    FOURTH. The future effective date of the Certificate of Formation is December 31, 1998.

    IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                       /s/ Kevin Saer
                                       -------------------------------------
                                       Kevin Saer, Esq.
                                       Authorized Person

                                                          STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 12/22/1998
                                                          981495827 - 2983298

                            CERTIFICATE OF FORMATION
                                       OF
                           ACC OF KENTUCKY LICENSE LLC

    This Certificate of Formation of ACC Kentucky License LLC (the "Company"), dated as of December 22, 1998, is being duly executed and filed by Kevin Saer, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 DEL.C. Section 18 101, ET SEQ.)

    FIRST. The name of the limited liability company formed hereby is: ACC Kentucky License LLC.

    SECOND. The address of the registered office of the company in the State of Delaware is c/o National Registered Agents, Inc., 9 East Loockerman Street, Dover, Kent County, Delaware 19901.

    THIRD. The name and address of the registered agent for service of process on the company is the State of Delaware is c/o National Registered Agents, Inc., 9 East Loockerman Street, Dover, Kent County, Delaware 19901.

    FOURTH. The future effective date of the Certificate of Formation is December 31, 1998.

    IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                       /s/ Kevin Saer
                                       -------------------------------------
                                       Kevin Saer, Esq.
                                       Authorized Person